UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021

Couchbase, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40601	26-3576987
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Olcott Street Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(650) 417-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	BASE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers.

Appointment of Director

On December 1, 2021, the Board of Directors (the “Board”) of Couchbase, Inc. (the “Company”) increased the size of the Board to 11 directors and appointed Alvina Antar to serve as a member of the Board, effective December 1, 2021.

Since August 2020, Ms. Antar has served as the Chief Information Officer at Okta, Inc., the leading identity provider, where she leads a Business Technology organization focused on accelerating Okta’s success through trusted and innovative delivery of process, technology and data solutions. Prior to Okta, she spent six years at Zuora, Inc., serving as Zuora’s first CIO and spent 17 years at Dell Technologies Inc. in various leadership roles. She is a member of the Girls in Tech’s board of directors since June 2021. Ms. Antar holds a B.S. in Computer Science from the University of Houston.

There are no family relationships between Ms. Antar and any director or executive officer of the Company. She has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, nor are any such transactions currently proposed. There are no arrangements or understandings between Ms. Antar and any other persons pursuant to which Ms. Antar was appointed to the Board.

In accordance with the Company’s Outside Director Compensation Policy, the terms of which are described in Exhibit 10.1 to the Company’s Quarterly Report on the Form 10-Q to be filed for the period ended October 31, 2021, Ms. Antar is entitled to cash and equity compensation for service on the Board. Ms. Antar will also enter into the Company’s standard form of indemnification agreement, which has been previously filed with the Securities and Exchange Commission.

A copy of the press release announcing the appointment of Ms. Antar to the Board is attached hereto as Exhibit 99.1 The information in the press release will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated December 2, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUCHBASE, INC.

/s/ GREG HENRY
By:	Greg Henry
Title:	Chief Financial Officer

Date: December 2, 2021